Exhibit 99.1

Report of Independent Accountants on Applying
Agreed-Upon Procedures (“AUP Report”)

Toyota Motor Credit Corporation
6565 Headquarters Drive
Plano, TX 75024

Ladies and Gentlemen:

PricewaterhouseCoopers LLP (“we”, “us” or “PwC”) has performed the procedures enumerated below, which were agreed to by Toyota Motor Credit Corporation, J.P. Morgan Securities LLC, Barclays Capital Inc., MUFG Securities Americas Inc., and SMBC Nikko Securities America, Inc., (collectively referred to herein as the “Specified Parties”), solely to assist you in connection with the accuracy of certain attributes of certain collateral assets which may be included in the issuance of asset-backed notes by Toyota Lease Owner Trust 2021-A (the “Transaction”).  Toyota Motor Credit Corporation (“TMCC”, the “Company” or “Responsible Party”) is the sponsor of the Transaction and is responsible for the accuracy of the attributes of the collateral assets which may be included in the Transaction.

The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this AUP Report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 130 auto lease receivables, which the Responsible Party instructed us to select randomly from a selection of auto lease receivables that may be sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

(i)
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

(ii)	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

(iii)	The value of collateral securing such assets; and

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

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(iv)	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this AUP Report.

With respect to any terms or requirements of the prospectus or other Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the prospectus or other Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;

(iii)	The reasonableness of any of the assumptions or instructions provided by the Responsible Party; and

(iv)
The adequacy of the sample size, as provided by the Responsible Party and accepted by the Specified Parties, nor do we draw any conclusions about the entire pool of auto lease receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of this AUP Report, the following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compare” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculate” refers to a recalculation of one of more data elements using a prescribed methodology and the information provided.

•	The phrase “Sample Cut-off Date” refers to February 28, 2021.

•
The phrase “Sample Leases” refers to a sample of 130 auto lease receivables, randomly selected by PwC from the Sample Lease Data Tape (defined below). We make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Sample Lease Data Tape based on the sample size and results of the procedures performed.

•
The phrase “Vehicle Model Identification Methodology” refers to methodology provided by the Company to identify the vehicle model specified on the Sample Lease Data Tape and in the Lease File (defined below). The methodology is to use the Vehicle Model Listing (defined below) to identify the vehicle model indicated on the Sample Lease Data Tape and in the Lease File without regard to features or options (e.g., trim line packages, 4x4, etc.), and without regard to spacing, misspelling, abbreviation, hyphenation, etc.

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•
The phrase “Cross Reference Methodology” refers to methodology provided by the Company to identify the account number specified in the Lease File that corresponds to the random identification number specified on the Sample Lease Data Tape. The methodology is to use the Cross Reference File (defined below) to identify the account number that corresponds to the random identification number indicated on the Sample Lease Data Tape, and compare the corresponding account number to the account number indicated in the Lease File.

•	The phrase “MSRP Methodology” refers to methodology provided by the Company for identifying the “MSRP” in the Origination System. The methodology is:

The “MSRP” field is located in the Approved Valuation & Vehicle section of the Collateral tab within the “Funding View Mode” of the Origination System; and

“MSRP” = the value in the “MSRP” field.

•	The phrase “Credit Score Methodology” refers to methodology provided by the Company for identifying a lessee’s credit score (“Credit Score”) in the Origination System. The methodology is:

The “Bureau Score” field is located in the Available Credit Bureau Reports section of the Credit Bureau tab within the “Funding View Mode” of the Origination System; and

Credit Score = the maximum of all values under the “Bureau Score” field header.

•
The phrase “Remaining Number of Payments Methodology” refers to methodology provided by the Company for calculating the “Remaining Number of Payments” using the following fields from the Sample Lease Data Tape:

Remaining Number of Payments = sum of “O_SchedPmtsRemaining” and “O_NbrOfMonthsExtended”.

I.	Data, Information, and Documents Provided

In the course of this engagement, TMCC provided the following data, information and documents:

1.
Access, on March 16, 2021 through March 18, 2021, to and screenshots from the Company’s internal document management system (“DMS”), which stores origination information including contracts and customer correspondence; the lease receivables servicing system (the “Primary Servicing System”), which includes lease level transaction history and performance information; and the receivable origination system (the “Origination System”).  The Company represents that the Origination System, the Primary Servicing System, and DMS are maintained by the Company and are their primary origination, servicing, and record keeping systems for their automobile leases.

From DMS, the Primary Servicing System, and the Origination System, as applicable, for each Sample Lease:

(a)	The lease contract (the “Contract”);

(b)	Any correction notices to the information contained in the Contract (the “Correction Notices”) (together with the Contract, the “Lease File”);

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(c)	Screenshots of dealer invoices for Sample Lease # 3, 17, 23, 27, 41, 47, 67, 82, 107, and 129, containing base MSRP, vehicle options, and total invoice (the “Additional Support”); and

(d)
Certificate of title, electronic record of title, lienholder registration, application for title, application for lien, notice of recorded lien, notice of lien application, title lien statement, lien holder release form, confirmation of security interest (lien) perfection, Maryland notice of security interest filing, other state equivalent documents, or other evidence (including Secure Title reporting for electronic titling states) showing security interest in the financed vehicle (the “Title Document”).

2.
An Excel file (the “Vehicle Model Listing”), which the Company represents contains a mapping of vehicle models without regard to features or options (e.g., trim line packages, 4x4) and without regard to spacing, misspelling, abbreviation, hyphenation, etc.

3.
An Excel file (the “Cross Reference File”), which the Company represents contains the random identification number from the Sample Lease Data Tape and corresponding account number for all auto lease receivables on the Sample Lease Data Tape.

4.
An Excel, CSV, or text file (the “Sample Lease Data Tape”), which the Company represents contains all auto lease receivables which may be included in the Transaction, were originated on or before December 31, 2020, and includes certain attributes related to those auto lease receivables as of the Sample Cut-off Date.

The data, information, and documents listed above, in this Section I, are collectively referred to as the “Data, Information, and Documents”.

II.	Procedures Performed

Using the Data, Information, and Documents, we performed the following agreed-upon procedures on the Sample Leases. For purposes of the procedures below, numbers, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question with regards to information contained in the document relevant to performance of the agreed-upon procedures, we contacted the Company’s operations manager or a designee, as identified by the Company, for clarification prior to reporting any findings.  Our findings as a result of performing the procedures are reported in Exhibit I.

A.
For each Sample Lease, we compared the following information from the respective field on the Sample Lease Data Tape to the corresponding information in the Lease File applying the respective “Threshold and/or Special Instructions” below, noting exceptions if differences are greater than the threshold:

	Description	Field on Sample Lease Data Tape	Threshold and/or Special Instructions
1	Account Number	RandomID	Cross Reference Methodology
2	Contract Date	O_ContractDate	15 days
3	Residual Value	O_ContractResidual	$1.00
4	Monthly Payment Amount	O_BaseRentPmt	$1.00
5	Maturity Date	O_CurrMaturityDate	15 days
6	Net Capitalized Cost	O_NetCapCost	$1.00

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7	Mailing State	O_MailingStateCode	As stated in the address of the lessee
8	New/Used	O_NewUsed	“New” if the Contract states “Demo” or “New”, otherwise “Used”
9	Vehicle Make	O_VehMake	“Toyota” if Contract states “Scion”
10	Vehicle Model Year	O_ModelYear
11	Vehicle Model	O_ModelName	Vehicle Model Identification Methodology
12	Original Number of Scheduled Payments	O_Origterm

As instructed by the Company, if the aforementioned information on the Contract did not agree to the Sample Lease Data Tape, we compared such information on the Sample Lease Data Tape to other documents in the Lease File, such as the Correction Notices, using the date of such other documents to apply such document in chronological order starting with the most recently dated document.

B.
For each Sample Lease, we compared the following information from the respective field on the Sample Lease Data Tape to the corresponding information in the Origination System applying the “Threshold and/or Special Instructions” below:

	Description	Field on Sample Lease Data Tape	Threshold and/or Special Instructions
1	MSRP	TMSMSRP
MSRP Methodology, and for Sample Lease # 3, 17, 27, and 41, the Company instructed us to use the base MSRP in the Additional Support, for Sample Lease # 23, 47, 107, and 129, the Company instructed us to use the sum of the base MSRP and the first vehicle option amount listed in the Additional Support, and for Sample Lease # 67 and 82, the Company instructed us to use the total invoice amount in the Additional Support.

2	Credit Score	O_FICO	Credit Score Methodology

C.
Using the Remaining Number of Payments Methodology, we recalculated the Remaining Number of Payments for each Sample Lease and compared the results to the values disclosed in the “S_CurrRemNbrPmts” field on the Sample Lease Data Tape.

D.	For each Sample Lease, we observed the presence of a signature on the Contract on the “lessee signature” line.

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E.
For each Sample Lease, we compared the name of the lien holder or assignee of a security interest stated on the Title Document to the one of the following: Toyota Lease Trust; TMTT, Inc., as Trustee of Toyota Lease Trust; or an acceptable variation thereof.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of certain attributes of certain collateral assets which may be included in the Transaction.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This AUP Report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this AUP Report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

(i)	Rely upon this AUP Report, and any use of this AUP Report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

(ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this AUP Report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this AUP Report, and we disclaim any consideration of any events and circumstances occurring after the date of this AUP Report. Further, we have no obligation to update this AUP Report because of events occurring, or data or information coming to our attention, subsequent to the date of this AUP Report.

/s/ PricewaterhouseCoopers LLP

April 1, 2021

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Exhibit I

No exceptions were identified.